UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010 (January 28, 2010)

GUIDED THERAPEUTICS, INC.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of principal executive offices)		30092 (Zip Code)

Registrant's telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note: This current report on Form 8-K/A amends the registrant’s current report on Form 8-K filed February 3, 2010 by adding disclosure under Item 1.01 hereof and adding exhibit 10.1.

Item 1.01.                      Entry into a Material Definitive Agreement.

On January 28, 2010, Guided Therapeutics, Inc. (“GT”) entered into an agreement with Konica Minolta Opto, Inc. (“KMOT”) to co-develop new, non-invasive cancer development products (the “Agreement”). Pursuant to the Agreement, GT will receive approximately $1.59 million over a one-year term (in addition to the pre-existing option-to-license payments GT already receives from KMOT described below), in exchange for KMOT’s right to purchase prototype devices and rely on GT to establish the technical approach and regulatory strategy for potential entry of the new products into the U.S. and international markets. The new products are for the detection of esophageal and lung cancer, and are based on GT’s Light Touch™ non-invasive cervical cancer detection technology, which is undergoing the U.S. Food and Drug Administration’s premarket approval process.

This Agreement is part of an ongoing collaboration between GT and KMOT. GT and KMOT executed a six-month option to license and no-shop agreement in April 2008, pursuant to which GT received $250,000 in return for granting KMOT a limited option to license and negotiation rights to certain of GT’s technology. GT received an additional $250,000 when this agreement was renewed for an additional six-month period in October 2008. In conjunction therewith, KMOT purchased prototype materials and devices from GT for approximately $100,000. In April 2009, GT and KMOT entered into a one-year exclusive negotiation and development agreement of optimization of GT’s microporation system for manufacturing, regulatory approval, commercialization and clinical utility, for which GT received $750,000.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.                      Other Events.

On February 2, 2010, GT announced it had received approximately $1.59 million in additional commitments from KMOT to develop a new product based on its non-invasive cancer detection technology, as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Number	Exhibit
10.1	Assigned Task Agreement between Konica Minolta Opto, Inc. and Guided Therapeutics, Inc., dated January 28, 2010
99.1	Press release, dated February 2, 2010 (incorporated by reference to Exhibit 99.1 to the Company’s current report on Form 8-K, filed February 3, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

/s/ Mark L. Faupel
By: Mark L. Faupel, Ph.D.
CEO & President
Date: April 30, 2010